UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 12, 2019

Date of Report (Date of earliest event reported)

ABBOTT LABORATORIES

(Exact name of registrant as specified in charter)

Illinois	1-2189	36-0698440
(State or other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

100 Abbott Park Road

Abbott Park, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (224) 667-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, Without Par Value	ABT	New York Stock Exchange Chicago Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

Abbott Ireland Financing DAC (the “Issuer”), a designated activity company incorporated under Irish law and an indirect wholly-owned subsidiary of Abbott Laboratories (“Abbott”), intends to offer senior unsecured notes (the “Notes”) in an offering exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation S, subject to market and other conditions. Abbott will unconditionally and irrevocably guarantee the Notes on an unsecured, unsubordinated basis. The Issuer expects to provide the net proceeds from the offering of the Notes to one or more members of the Abbott group for the purpose of financing (i) the redemption and/or repayment of a portion of Abbott’s outstanding 2.900% Notes due 2021 and (ii) the payment of any premium and accrued interest in respect thereof and other fees, expenses and costs associated therewith.

The Notes have not been and will not be registered under the Securities Act, and may not be offered or sold in the United States or to, or for the account or benefit of, U.S. persons, absent registration or exemption from registration under the U.S. Securities Act. Neither this document nor the information contained herein constitutes or forms part of an offer to sell or the solicitation of an offer to buy any Notes in the United States.

Forward-Looking Statements

Some statements in this Current Report on Form 8-K may be “forward-looking statements” for purposes of the Private Securities Litigation Reform Act of 1995. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” variations of these words, and similar expressions are intended to identify these forward-looking statements. Abbott cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements. Economic, competitive, governmental, technological and other factors that may affect Abbott’s operations are discussed under Item 1A. “Risk Factors” in Abbott’s most recent Annual Report on Form 10-K. Abbott undertakes no obligation to release publicly any revisions to forward-looking statements as a result of subsequent events or developments, except as required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBOTT LABORATORIES

Date: November 12, 2019	By:	/s/ Brian B. Yoor
Brian B. Yoor
Executive Vice President, Finance and Chief Financial Officer